STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement"), dated as of ____________,
                                          ---------
2003, is made by and among theglobe.com, Inc., a Delaware corporation (the "Purchaser") and the holders of all of the issued and outstanding capital stock
 ---------
of  [     *     ],  a  New  York  corporation  (the  "Company") (as indicated on
                                                      -------
Schedule  I  hereto)  (individually,  a  "Stockholder"  and  collectively,  the
-----------
"Stockholders").
 ------------

                                   WITNESSETH

     WHEREAS, on February __, 2003, the parties hereto entered into that certain Loan and Purchase Option Agreement (the "LPOA") pursuant to which the Stockholders granted the Purchaser the option to purchase all of the issued and outstanding capital stock of the Company held by them (collectively, the "Shares" and such option, the "Purchase Option");

     WHEREAS, the Stockholders and the Purchaser agreed that the sale and purchase of the Shares upon any exercise by the Purchaser of the Purchase Option will be effected by the execution and delivery by the parties of this Agreement and each of the other documents, certificates and agreements contemplated hereby;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

     Certain terms used in this Agreement are defined in Section 8 hereof.

     1.   Sale and Purchase of Shares; Payment.
          ------------------------------------

          1.1  Sale  and  Purchase  of Shares.  At the Closing, each Stockholder
               -------------------------------
agrees to sell, transfer and assign the Shares owned by such Stockholder to the Purchaser and, subject to all of the terms and conditions set forth herein and in the LPOA, the Purchaser agrees to purchase each such Stockholders' Shares. Upon the sale and purchase of the Shares to the Purchaser, the Purchaser will own one hundred percent (100%) of the issued and outstanding capital stock of the Company on a fully-diluted basis.

          1.2      Purchase Price for the Shares.  The  aggregate purchase price
                   ------------------------------
for  the Shares to be sold to the Purchaser on the Closing Date shall consist of
(i) the payment by the Purchaser to [ * ] ("[ * ]") of FORTY THOUSAND DOLLARS AND NO/100 ($40,000) (the "Cash Payment") in consideration for
                                             ------------
its Shares and its undertakings hereunder and (ii) the issuance by the Purchaser to the other Stockholders (excluding [ * ]) of an aggregate of two million (2,000,000) shares of its common stock, $.001 par value (the "globe.com Shares"
                                                               ----------------
and  together  with  the  Cash  Payment,  the  "Purchase Price").  The globe.com
                                                --------------

Shares will be unregistered, will constitute restricted securities within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and will contain restrictive legends prohibiting the transfer of such shares other than in compliance with applicable federal and state securities laws. Purchaser agrees to cooperate (including instructing its transfer agent) with appropriate requests for transfer of the globe.com Shares, or removal of the restrictive legend, consistent with the provisions of Rule 144 promulgated under the Securities Act and the Stockholders representations and warranties under section
4.6 hereof. The Stockholders acknowledge that as a condition to any such transfer or removal of legend request, that the Purchaser or its transfer agent may require an opinion of counsel reasonably acceptable to it (which may be regular counsel to the Purchaser) to the effect that such transfer or removal would be in compliance with the Securities Act and any applicable state securities laws. Unless otherwise agreed by the Purchaser at the time of the transfer or removal of restrictive legend request, the cost of any such opinion will be split equally between the Stockholder making such request and the Purchaser. The Stockholders understand that appropriate representations from them will be necessary in connection with any such transfer or legend removal request. The globe.com Shares will be issued pro rata to the Stockholders (other
than to and taking into account the exclusion of [       *      ]) in accordance
with their respective ownership percentages as set forth on Schedule II and the holders thereof will be entitled to "piggy back" registration rights with respect to such globe.com Shares in the manner set forth on Schedule III.

      2. The  Closing.
         ------------

          2.1  Closing.  The  closing  of  the  purchase  and sale of the Shares
               -------
(the  "Closing,"  and the date thereof, the "Closing Date") shall occur upon the
       -------                               ------------
execution and delivery of this Agreement and each of the other agreements contemplated hereby by the parties hereto.

          2.2     Closing  Deliveries.  At  the  Closing:
                  -------------------

               (a) the Stockholders will deliver to the Purchaser the following documents:

                    (i) counterparts of this Agreement duly executed by all such Stockholders;

                    (ii) stock certificates representing the Shares, free and clear of all claims, Liens and encumbrances;

                    (iii)  an  employment  agreement  executed  by  [          *
     ]  in  the  form  of  Exhibit  E-1  to the LPOA and an employment agreement
     executed by [     *     ] in the form of Exhibit E-2 to the LPOA;

                    (iv) a copy of the Company's charter documents, certified as of a recent date by the Operating Stockholders (as defined in Section 8 hereof);

                    (v) a certificate of status, compliance, good standing or like certificate issued by the appropriate governmental official of the Company's jurisdiction or organization and of each jurisdiction in which the Company is qualified to do business as a foreign corporation;

                    (vi) if requested by the Purchaser, duly executed letters of resignation from all of the officers (other than with respect to the
     positions of  [       *        ] and [        *        ] as contemplated by
     the employment agreements referred to in clause (iii) above) and directors of the Company by which they resign from all of their positions as officers and/or directors of the Company; and

                    (vii) a certificate of the Operating Stockholders, dated the Closing Date, stating that: (i) all of the Company's current employees and contractors have executed and delivered to the Company agreements (in form and substance satisfactory to the Purchaser) with respect to maintaining the confidentiality of the Company's proprietary and/or confidential information and the assignment to the Company of any and all rights they might have or acquire with respect to technology, inventions, developments, etc., developed in connection with their employment or other engagement with the Company; (ii) each of the current key employees and contractors of the Company has executed and delivered to the Company an agreement not to compete with the Company (in form and substance satisfactory to the Purchaser); and (iii) all necessary agreements, consents and waivers of any person to the consummation of the transactions contemplated by this Agreement have been obtained by the Company.

                    (b) The Purchaser will deliver the Purchase Price to the Stockholders' Representative (which shall consist of individual checks and stock certificates issued as indicated on Schedule II hereto, less stock
                                                  -----------
     certificates representing ten percent (10%) of the globe.com Shares (the "Escrow Shares") which shall instead be delivered to an escrow agent pursuant to the Escrow Agreement as further described in Section 2.3 below.

               2.3.  Escrow  Shares.  On  the  Closing Date, the Purchaser shall
                     --------------
deposit with an escrow agent (the "Escrow Agent") selected by the Purchaser and reasonably acceptable to the Stockholders' Representative (on behalf of the Stockholders), stock certificates for the Escrow Shares, for the purpose of securing the indemnification obligations of the Stockholders and/or the Company. The Escrow Shares, together with appropriate stock powers, shall be held by the Escrow Agent pursuant to the terms of an Escrow Agreement in the form of Exhibit
2.3. The Escrow Shares shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms of the Escrow Agreement. The adoption of this Agreement shall constitute approval of the Escrow Agreement, with such changes therein as may be approved by the Purchaser and the Stockholders' Representative, and of all of the arrangements relating thereto by the Stockholders.

     3.  Representations  and Warranties of the Operating Stockholders. In order
         --------------------------------------------------------------
to induce the Purchaser to enter into this Agreement and to purchase the Shares, the Operating Stockholders hereby jointly and severally represent and warrant to the Purchaser as follows (subject in each case to such exceptions as are set forth in the attached Disclosure Schedules ("Disclosure Schedules") in the
                                                   --------------------
section thereof numbered and captioned to correspond to the specific representation or warranty to which such exception relates):

          3.1  Organization  and  Authority.  The  Company  is  a  corporation
               ----------------------------
incorporated and in good standing under the laws of the State of New York. The Company has all requisite corporate power to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted in the near term. Copies of the minute books of the Company have been delivered to the Purchaser for inspection and accurately record therein all corporate actions taken by the Board of Directors and stockholders of the Company.

          3.2  Subsidiaries.  The  Company does not have any Subsidiaries or own
               ------------
     any legal and/or beneficial interests in any other person.

          3.3  Capitalization.
               --------------

               (a)     Capital  Stock.  The Company's capital structure consists
                       --------------
of ten thousand (10,000) authorized shares of common stock, $.01 par value, of which five thousand nine hundred and sixty (5,960) shares are issued and outstanding. All outstanding shares are held of record by the Stockholders as indicated on Schedule I hereto and are being sold to Purchaser pursuant to this
              ----------
Agreement. All such outstanding shares of capital stock are duly authorized, validly issued, fully paid, and nonassessable.

               (b)     Rights  to  Acquire  Capital Stock.  The Company does not
                       ----------------------------------
have,  is not bound by, and has no obligation to grant, issue or enter into, any
(i) outstanding subscriptions, options, warrants, calls, commitments, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold, any shares of its capital stock or any other equity security, or any securities described in the following clause or (ii) any Derivative Security.

               (c)     Contractual  Obligations  Relating to Capital Stock.  The
                       ---------------------------------------------------
Company (i) has no outstanding obligations, contractual or otherwise, to repurchase, redeem, or otherwise acquire any shares of capital stock or other equity securities or Derivative Securities of the Company and (ii) is not a party to or bound by, and has no knowledge of, any agreement or instrument relating to the voting of any of its securities.

          3.4.  Financial  Statements.  The copy of the balance sheet (the "Most
                ---------------------                                       ----
Recent  Balance  Sheet")  attached  to Section 3.4 of the Disclosure Schedule is
----------------------
true and correct and fairly presents the financial condition of the Company as of its date, and the copy of the statement of profit and loss attached to

Section 3.4 of the Disclosure Schedule is true and correct and fairly presents the results of operations of the Company for the period covered thereby; in each case in accordance with GAAP, subject to the absence of footnotes and adjustments consisting solely of normal, recurring year-end accruals (the effect of which, both individually and in the aggregate, is not material).

          3.5.  Absence  of  Certain  Changes. Since the date of the Most Recent
                ----------------------------
Balance  Sheet,  there  has  not  been:

               (a) any (i) acquisition (by purchase, lease as lessee, license as licensee, or otherwise) or disposition (by sale, lease as lessor, license as licensor, or otherwise) by the Company of any material properties or assets, or (ii) other transaction by, or any agreement or commitment on the part of, the Company, other than those in the ordinary course of business that have not caused and will not cause, either in any case or in the aggregate, a material adverse effect;

               (b) any material change in the condition (financial or otherwise), properties, assets, liabilities, investments, revenues, expenses, income, operations, business or prospects of the Company, or in any of its relationships with any suppliers, customers, or other third parties with whom it has financial, commercial, or other business relationships;

               (c) any transaction by the Company with any of its Affiliates, other than the payment of compensation and reimbursement of reasonable employee travel and other business expenses in accordance with existing employment arrangements and usual past practices (and which, in any event, are not in violation of the provisions of the LPOA);

               (d) any damage, destruction, or loss affecting its properties or assets, whether or not covered by insurance;

               (e) any declaration, setting aside, or payment of any dividend or any other distribution (in cash, stock, and/or property or otherwise) in respect of any shares of the capital stock or other securities of the Company;

               (f) any issuance of any shares of the capital stock or other securities of the Company, or any direct or indirect redemption, purchase, or other acquisition by the Company of any shares of its capital stock or other securities;

               (g) any change in the officers, directors, key employees or independent contractors of the Company;

               (h) any labor trouble or claim of unfair labor practices involving the Company, any increase in the compensation or other benefits payable or to become payable by the Company to any of its Affiliates, or to any of the respective officers, employees, or independent contractors of the Company, or any bonus payments or arrangements made to or with any of such officers, employees, or independent contractors;

               (i) any forgiveness or cancellation of any debt or claim by the Company or any waiver by the Company of any right of material value, other than compromises of accounts receivable in the ordinary course of business;

               (j) any incurrence or any payment, discharge, or satisfaction by the Company of any other Indebtedness or any material obligations or material liabilities, whether absolute, accrued, contingent, or otherwise (including liabilities, as guarantor or otherwise, with respect to obligations of others), other than current liabilities to persons other than Affiliates of the Company incurred since the date of such balance sheet in the ordinary course of business;

               (k) any incurrence, discharge, or satisfaction of any Lien on any of the assets or property owned by or leased to the Company or on any of the capital stock or other securities of the Company;

               (l) any change in the financial or tax accounting principles, practices, or methods of the Company; or

               (m) any agreement, understanding, or commitment by or on behalf of the Company, or by or on behalf of its respective Affiliates, directors, officers, employees, agents, or representatives, whether in writing or otherwise, to do or permit any of the things referred to in this Section 3.5.

          3.6.  Properties,  Leases,  Etc.
                --------------------------

               (a)     Title  to  Properties;  Condition of Personal Properties.
                       --------------------------------------------------------
The Company has (i) good and marketable title to all of the assets and properties owned by it, including all assets and properties reflected in the Most Recent Balance Sheet (in each case excluding any assets and properties sold or otherwise disposed of to persons other than Affiliates in the ordinary course of business since the date of such balance sheet), (ii) good and marketable title to the lessee interest in all assets and properties leased by it as lessee, and (iii) full right to hold and use all of the respective assets and properties used in or necessary to its businesses and operations as presently conducted, in each case all free and clear of all Liens, except Permitted Liens. All such assets and properties are in good condition and repair, reasonable wear and tear excepted, and are adequate and sufficient in all material respects to carry on the Company's business as presently conducted and as proposed to be conducted in the near term.

               (b)     No  Owned  Real Properties.  The Company does not own any
                       --------------------------
real property or any interest (other than a leasehold interest) in any real property.

               (c)  Leased Properties. Section 3.6(c) of the Disclosure Schedule
                    -----------------
sets forth a complete and correct description of all leases of real or personal property under which the Company is lessor or lessee. Each such lease is valid and subsisting and no event or condition exists that constitutes, or after notice or lapse of time or both would constitute, a default thereunder by the Company or, to the best of the Company's knowledge, the other party thereto. The Company's respective leasehold interests are not subject to any Liens (other than Permitted Liens), and the Company is in quiet possession and enjoyment of the properties covered by such leases. No provision of any real property lease or sublease to which the Company is a party restricts the Company's right to remove at the end of the applicable lease term any machinery, equipment, or leasehold improvements.

          3.7.  Indebtedness.  Immediately  after  the Closing, the Company will
                ------------
have no Indebtedness outstanding other than as set forth in Section 3.7 of the Disclosure Schedule. The Company is not in default with respect to any outstanding Indebtedness or any instrument or agreement relating thereto.

          3.8.  Absence  of  Undisclosed  Liabilities.  Except  to  the  extent
                -------------------------------------
reflected or reserved against in the Most Recent Balance Sheet, or incurred after the date of such balance sheet in the ordinary course of business other than in connection with transactions with Affiliates, the Company has no material liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise (including liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due.

          3.9.  Taxes.   The  Company  has,  within  the times and in the manner
                -----
prescribed by law, filed all tax returns required by applicable law and has paid all taxes, assessments, and penalties (collectively, "Taxes") due and payable. There are no present or, to the best knowledge of any Operating Stockholder, potential disputes as to Taxes payable by the Company.

          3.10.  Litigation,  Etc.  No  litigation,  arbitration,  action, suit,
                 ----------------
proceeding or investigation (whether conducted by or before any judicial or regulatory body, arbitrator, or other person) is pending or, to the best knowledge of the each Operating Stockholder, threatened, against the Company, nor is there any basis therefor known to the Company.

          3.11.  Material Contracts.  Except as set forth in Section 3.11 of the
                 ------------------
Disclosure Schedule (and described with particularity as to the applicable subsection(s) below), the Company is not a party to or otherwise bound by any:

               (i) agreement, instrument, or commitment that may adversely affect its ability to consummate the transactions contemplated hereby;

               (ii) agreement for the purchase, sale, lease, or license by or from it of services, products, or assets, requiring total payments by or to it in excess of $2,500 in any instance;

               (iii) agreement requiring it to purchase all or substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain service or product;

               (iv) agreement or other commitment pursuant to which it has agreed to indemnify or hold harmless any other person;

               (v) (x) employment agreement; (y) consulting agreement; or (z) agreement providing for severance payments or other additional rights or benefits (whether or not optional) in the event of the sale or other change in control of it;

               (vi) agreement with any current or former Affiliate, stockholder, officer, director, employee, or consultant of the Company, or with any person in which any such Affiliate has an interest;

               (vii)  joint  venture  or  teaming  agreement;

               (viii) agreement with any domestic or foreign government or agency or executive office thereof or any subcontract between it and any third party relating to a contract between such third party and any domestic or foreign government or agency or executive office thereof; or

               (ix) agreement imposing non-competition or exclusive dealing obligations on it.

     The Operating Stockholders have delivered to the Purchaser true, correct and complete copies (or written summaries of the material terms of oral agreements or understandings) of each agreement, instrument, and commitment listed in the Disclosure Schedule, each as amended to date. Each such agreement, instrument, and commitment is a valid, binding and enforceable obligation of the Company and, to the best knowledge of each Operating Stockholder, of the other party or parties thereto, and is in full force and effect. Neither the Company, nor to the best knowledge of each Operating Stockholder, any other party thereto, is, or is considered by any other party thereto to be, in breach of or noncompliance with any term of any such agreement, instrument, or commitment (nor, to the best of knowledge of each Operating Stockholder, is there any basis for any of the foregoing), except for any breaches or noncompliances that singly or in the aggregate would not have a material adverse effect. No claim, change order, request for equitable adjustment, or request for contract price or schedule adjustment, between the Company and any supplier or customer, relating to any agreement, instrument, or commitment listed in the Disclosure Schedule is pending or, to the best knowledge of each Operating Stockholder, threatened, nor, to the best knowledge of each Operating Stockholder, is there any basis for any of the foregoing. No agreement, instrument, or commitment listed in the Disclosure Schedule includes or incorporates any provision, the effect of which may be to enlarge or accelerate any of the obligations of the Company or to give additional rights to any other party thereto, or will terminate, lapse, or in any other way be affected, by reason of the transactions contemplated by this Agreement.

          3.12.  Potential  Conflicts  of  Interest.  Except  as  disclosed  in
                 ----------------------------------
Section 3.12 of the Disclosure Schedule, neither the Company nor any of its respective officers, directors, employees, or other Affiliates (i) is an officer, director, employee, or consultant of, any person that is a competitor, lessor, lessee, customer, or supplier of the Company; (ii) owns, directly or indirectly, any interest in any tangible or intangible property used in or necessary to the business of the Company or (iii) has any cause of action or other claim whatsoever against the Company or owes any amount to the Company, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements (subject, with respect to this clause (iii), to the provisions of the LPOA).

          3.13.  Intellectual  Property.
                 ----------------------

               (a)  Intellectual Property Rights. Section 3.13 of the Disclosure
                    -----------------------------
Schedule lists all patents, patent applications, mask works, trademarks, trade names, service marks, logos, registered copyrights, database rights and licenses used in or necessary to the Company's businesses as now being conducted (collectively, and together with any technology, know-how, trade secrets, processes, formulas, techniques, and unregistered copyrights used in or necessary to the Company's business, "Intellectual Property"). Section 3.13 of
                                       ------------ --------
the Disclosure Schedule lists all Intellectual Property owned by or licensed to the Company indicating, as to each entry, (i) whether such Intellectual Property is exclusively or non-exclusively owned by or licensed to the Company and (ii) the terms of any royalty payments required to be made by the Company. No intellectual property rights, privileges, licenses, contracts, or other agreements, instruments, or evidences of interests (other than the Intellectual Property listed on Schedule 3.13) are necessary to or used in the conduct of its business as presently conducted.

               (b)  Licenses;  Infringement  by  Others.  To  the  best  of  the
                    -----------------------------------
Company's knowledge, none of the Intellectual Property is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Intellectual Property is pending, or to the best knowledge of each Operating Stockholder, threatened, nor, to the best knowledge of each Operating
Stockholder,  is  there  any  basis  for  any  such  litigation  or  proceeding.

               (c)     Infringement  by  the  Company;  Violations.  To the best
                       -------------------------------------------
knowledge of each Operating Stockholder: (i) neither the Company nor any of its employees has infringed or made unlawful use of, or is infringing or making unlawful use of, any proprietary or confidential information of any person, including any former employer of any past or present employee or consultant of the Company; and (ii) the activities of the Company's employees in connection with their employment do not violate any agreements or arrangements that any such employees or consultants have with any former employer or any other person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging the Company with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending, or to the best knowledge of each Operating Stockholder, threatened; nor is there any basis for any such litigation or proceeding.

          3.14.  Insurance.  Section  3.14  of the Disclosure Schedule lists the
                 ---------
policies of theft, fire, liability, worker's compensation, life, property and casualty, directors' and officers' and other insurance owned or held by the Company and the basis on which such policies provide coverage (i.e., an occurrence or claims-made basis). All such policies are in full force and effect, are sufficient for compliance in all material respects by the Company with all requirements of law and of all agreements to which the Company is party, and provide that they will remain in full force and effect through the respective dates set forth in Section 3.14 of the Disclosure Schedule, and will not terminate or lapse or otherwise be affected in any way by reason of the transactions contemplated hereby.

          3.15.     No  Violations.  The execution, delivery, and performance of
                    --------------
this Agreement by the Stockholders and the consummation of the transactions contemplated hereby will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any Lien, or the termination, acceleration, vesting, or modification of any right or obligation, under or in respect of (x) the charter documents or by-laws of the Company, (y) any judgment, decree, order, statute, rule, or regulation binding on or applicable to the Company, or (z) any agreement or instrument to which the Company is a party or by which any of its assets are bound.

          3.16.  Employees.  Section 3.16 of the Disclosure Schedule contains an
                 ---------
accurate and complete list setting forth the name and current annual salary and other compensation payable by the Company to each employee of the Company.

          3.17.  Compliance  with  Other  Instruments, Laws, Etc.    The Company
                 -----------------------------------------------
has complied with, and is in compliance with, (i) all laws, statutes, governmental regulations, judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, and similar commands applicable to it and its business, and all unwaived terms and provisions of all agreements, instruments, and commitments to which it is a party or to which it or any of its assets or properties is subject, except for any noncompliances that, both individually and in the aggregate, have not had and will not have a material adverse effect, and
(ii) its charter documents and by-laws, each as amended to date. The Company has not committed, been charged with, or, to the best knowledge of each Operating Stockholder, been under investigation with respect to, nor does there exist, any violation by the Company of any provision of any applicable law or administrative regulation, except for any violations that, both singly or in the aggregate, do not and will not have a material adverse effect. The Company has and maintains, and Section 3.17 of the Disclosure Schedule sets forth a complete and correct list of, all such licenses, permits, and other authorizations from all governmental authorities as are necessary or desirable for the conduct of its business or in connection with the ownership or use of its properties, and all of which (except as specifically described in Section 3.17 of the Disclosure Schedule) are in full force and effect.

          3.18.  Affiliated  Transactions.  Except  as disclosed in Section 3.18
                 ------------------------
of the Disclosure Schedule, no officer, director, employee, shareholder or Affiliate of the Company or any individual related by blood, marriage or adoption to any such individual, or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or has any interest in any property used by the Company.

          3.19.  Accounts  and  Notes Receivable. Section 3.19 of the Disclosure
                 --------------------------------
Schedule sets forth a list of all accounts and notes receivable of the Company as of the Closing Date. All such accounts and notes receivable are (a) valid, genuine and subsisting, (b) arise out of bona fide sales and deliveries of goods, performance of services or other business transactions, (c) subject to no defenses, set-offs, counterclaims, security interest or other encumbrances except to the extent of a provision for reserves (which reserves have been determined based upon actual prior experience and are consistent with past practices), and (d) collectible in the ordinary course of business.

          3.20.  Employee  Benefit Plans. Except as set forth in Section 3.20 of
                 -----------------------
the Disclosure Schedule, the Company has no employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any other pension, bonus, deferred compensation, stock bonus, stock purchase, post-retirement medical, hospitalization, health and other employee benefit plan, program or arrangement, whether formal or informal, under which the Company has any obligation or liability, or under which any employee or former employee of the Company has any rights to benefits.

          3.21.  Disclosure. The representations and warranties by the Operating
                 ----------
Stockholders in this Agreement and in the Disclosure Schedule do not, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not false or misleading.

     4.  Representations and Warranties of the Stockholders.  In order to induce
         --------------------------------------------------
the Purchaser to enter into this Agreement and to purchase the Shares, each Stockholder, as to itself only, hereby represents and warrants to the Purchaser as follows (subject in each case to such exceptions as are set forth in the attached Disclosure Schedule in the section thereof numbered and captioned to correspond to the specific representation or warranty to which such exception relates):

          4.1.  Binding  Effect.  Such  Stockholder  has the right, power, legal
                ---------------
capacity, and authority to execute and deliver this Agreement and to perform all of his respective obligations hereunder. This Agreement constitutes a legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

          4.2.  Title.  Such  Stockholder  exclusively owns all right, title and
                -----
interest in and holds full legal, equitable and beneficial ownership of the number of Shares set forth opposite such Stockholder's name on Schedule I
                                                                      ----------
hereto, free and clear of any Liens, security interests, encumbrances and restrictions on or conditions to transfer or assignment. There are no outstanding agreements or commitments of any nature obligating such Stockholder to transfer his Shares or any interest therein to any other party. Upon the sale, transfer and assignment of such Stockholder's Shares hereunder, there shall be vested in Purchaser good and valid title to such Shares, free and clear of any Lien, security interest, encumbrance or restriction.

          4.3.  Litigation.  There  is  no  claim,  suit,  action,  legal,
                ----------
administrative, or other proceeding pending or, to such Stockholder's knowledge, threatened, that involves this Agreement, such Stockholder's Shares or the transactions contemplated hereby.

          4.4.  Consents;  Waivers. No consent, waiver, approval or authority of
                ------------------
any nature, or other formal action, by any person, firm or corporation, or any agency, bureau or department of any government or any subdivision thereof, not already obtained, is required in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby.

          4.5.  Brokerage.  Other than the finder's fee payable to  [          *
                ---------
] solely by the issuance of 10,000 shares of the Purchaser's common stock as more particularly described in Section 9.16, there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding on such Stockholder.

          4.6.  Securities  Matters. Such Stockholder is acquiring the globe.com
                -------------------
Shares being issued to him in connection with this Agreement for purposes of investment only, for his own account, and not with the view to sell or resell or to distribute such globe.com Shares, or any part thereof, and that no other person has any interest in such Stockholder's globe.com Shares. Such Stockholder understands that the globe.com Shares have not been registered under the Securities Act. In addition, such Stockholder understands that the globe.com Shares may not be sold or resold without being registered under the Securities Act and any applicable state securities laws, unless the sale is made pursuant to an exemption from such registration (and that a restrictive legend to such effect will be set forth on the certificates representing the globe.com Shares), and that, as a result, such Stockholder must bear the economic risk of an investment in the Purchaser for an indefinite period of time. As a condition to any transfer (or request for removal of a restricted legend) by the Stockholder, the Purchaser will require an opinion of counsel reasonably acceptable to it, that such transfer (or removal of restricted legend) is permissible under the Securities Act and any applicable state securities laws and may charge the Stockholder for the costs of providing or investigating the availability of any such opinion. Such Stockholder has knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of an investment in the Purchaser, and is able to bear the economic risk of his investment in the Purchaser.

          4.7.  Disclosure.  The  representations  and  warranties  by  such
                ----------
Stockholder in this Agreement and in the Disclosure Schedule do not, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not false or misleading.

     5.  Representations  and  Warranties  of the Purchaser.  In order to induce
         --------------------------------------------------
the Sellers to enter into this Agreement and to sell the Shares, the Purchaser hereby represents and warrants to each Seller as follows:

          5.1.  Binding  Effect.  The  Purchaser  has  the  right,  power, legal
                ---------------
capacity, and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. This Agreement constitutes a legal, valid, and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

          5.2.  Consents;  Waivers. No consent, waiver, approval or authority of
                ------------------
any nature, or other formal action, by any person, firm or corporation, or any agency, bureau or department of any government or any subdivision thereof, not already obtained, is required in connection with the execution and delivery of this Agreement by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby.

          5.3.  Organization  and  Authority.  The  Purchaser  is  a corporation
                ----------------------------
incorporated and in good standing under the laws of the State of Delaware. The Purchaser has all requisite corporate power to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted in the near term.

          5.4  The  globe.com  Shares. Upon their issuance, the globe.com Shares
               ----------------------
will be fully authorized and fully paid and non-assessable.

     6.  Indemnification.
         ---------------

          6.1.   Indemnification.  All  covenants,  agreements, representations,
                 ---------------
and warranties made herein or in any other document referred to herein or delivered to the Purchaser pursuant hereto will be deemed to have been relied on by the Purchaser, notwithstanding any investigation made by or on behalf of the Purchaser, and will survive the Closing for a period of three years from the date hereof, except that the representations and warranties set forth in Section
4.2 shall survive indefinitely and the representations and warranties set forth in Section 3.9 shall survive until the expiration of any applicable statutes of limitation period relating to the taxes in question. The representations and warranties of the Purchaser shall survive for period of three years from the date hereof. The Operating Stockholders will, jointly and severally, indemnify, defend, and hold harmless the Purchaser, the Company and each of the Purchaser's partners, stockholders, officers, directors, employees, agents, and representatives (the "Purchaser Group") from and against any and all Damages incurred by any of them in any capacity and resulting from or relating to the breach by the Operating Stockholders of any of their representations, warranties, covenants, or agreements contained in this Agreement (or in the Disclosure Schedule relating hereto). Each Stockholder will, severally and not jointly, indemnify, defend, and hold harmless the Purchaser Group from and against any and all Damages incurred by any of them in any capacity and resulting from or relating to the breach by such Stockholder of any of his representations, warranties, covenants, or agreements contained in this Agreement (or in the Disclosure Schedule relating hereto). The Purchaser will indemnify, defend, and hold harmless the Sellers from and against any and all Damages incurred by any of them resulting from or relating to the breach by the Purchaser of any of its representations, warranties, covenants, or agreements contained in this Agreement.

          6.2.  Mechanics  of  Indemnity.  Any  member(s) of the Purchaser Group
                -----------------------
seeking indemnification hereunder shall promptly notify the Stockholder(s) who are obligated to provide indemnification of the existence of any claim, demand or other matter to which such Stockholder's indemnification obligations would apply, and, if a third party claim is reasonably and in good faith disputed by such Stockholder(s), the member(s) of the Purchaser Group seeking indemnification shall give such Stockholder(s) a reasonable opportunity to defend the same at his or their own expense and with counsel of his or their own selection; provided that the member(s) of the Purchaser Group seeking indemnification shall at all times also have the right to fully participate in the defense at its expense. If the Stockholder(s) shall, within a reasonable time after such notice, fail to defend, the member(s) of the Purchaser Group seeking indemnification shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment) the claim or other matter on behalf, for the account, and at the risk, of the Stockholder(s) obligated to provide indemnification.

          6.3.  Survival  of  Obligations.  Subject  to  the  various  time
                -------------------------
limitations set forth in section 6.1 above, the obligations of the parties under this Section 6 will survive transfer of the Shares and the termination of this Agreement.

          6.4.  Escrow Shares; Right of Set-off.  Stockholders hereby agree that
                -------------------------------
in addition to the Purchaser Group's right to take any action or exercise any remedy available to it at law or in equity against the Company and/or the Stockholders by appropriate legal proceedings, any claims for indemnification by the Purchaser Group against the Stockholders hereunder (including in the event the Stockholders should refuse or fail to indemnify Purchaser pursuant to this Agreement) may be satisfied by the Purchaser by recourse against the Escrow Shares pursuant to the terms of the Escrow Agreement. In addition, whether or not the Purchaser seeks to satisfy an indemnity claim by recourse against the Escrow Shares (but without duplication), the Purchaser may set off and deduct the amount of any Damages from any amounts now or hereafter owed by Purchaser to any Stockholder under any other agreement or obligation. Neither the Escrow Shares nor anything contained in this Agreement shall constitute a limitation on the Purchaser Group's rights hereunder or a measure of liquidated damages and any member of the Purchaser Group may seek full indemnification for all Damages suffered and may pursue all rights and remedies available to it, at law or in equity, against any party hereto, jointly with other parties hereto or severally, without seeking recourse against any other party and without exercising any right of setoff and without first seeking recourse against the Escrow Shares or otherwise.

          7.  Non-Competition; No Solicitation. As a material inducement for the
              --------------------------------
Purchaser to enter into this Agreement and acquire the Shares, each of the Operating Stockholders agree with the Purchaser Group that he or she shall not (other than on behalf of the Purchaser or the Company), directly or indirectly, during the term commencing on the date hereof and ending two years after the later of this Agreement or any termination of his or her employment with the Company or the Purchaser for any reason:

               (a) (i) Own, manage or control, (ii) participate in the ownership, management or control of, (iii) be employed or engaged by or (iv) otherwise be affiliated or associated with (whether as a consultant, independent contractor, shareholder, director, trustee or otherwise) (each a "Restricted Activity") any corporation, partnership, proprietorship, firm, association, or other business entity, or otherwise engage in any business which is primarily engaged in the Business anywhere in the world;

               (b) To the extent not covered by clause (a) above, otherwise engage in the Business;

               (c) Employ, assist in employing, recruit or otherwise associate in business with any present, former or future employee, officer or agent of any Purchaser Group or the Company or their respective affiliates that is engaged in, or who proposes to engage in, the Business; or

               (d) Solicit or induce any person who is or was an employee, officer, agent, client, candidate or customer of any of the Purchaser Group or the Company, to terminate, reduce or modify said relationship.


          The Operating Stockholders acknowledge and agree that the foregoing restrictions shall be in addition to any other non-competition and non-solicitation obligations to the Purchaser Group or the Company pursuant to the terms of any Employment Agreement.

          In the event of any breach or threatened breach by an Operating Stockholder of this Section, any member of the Purchaser Group or the Company shall be entitled to injunctive or other equitable relief to restrain such Stockholder from engaging in conduct that would constitute a breach of his obligations under this Section. Such relief shall be in addition to and not in lieu of any other remedies that may be available, including an action for the recovery of damages. The Operating Stockholders each acknowledge and agree that the provisions of this Section 7 may be enforced by any member of the Purchaser Group, the Company or any successor or assign of such parties and that the provisions of this Section 7 are intended for the benefit of all of the members of the Purchaser Group. Each of the Operating Stockholders acknowledge and agree that the making of the restrictive covenants contained in this Section 7 was a material inducement to the Purchaser to enter into this Agreement.

     8.  Definitions.  For  all  purposes  of this Agreement the following terms
         -----------
will  have  the  meanings  set  forth  or  cross-referenced  in  this Section 8:

          "Affiliate"  means,  with  respect  to any person or entity, any other
           ---------
person directly or indirectly controlling, controlled by, or under direct or indirect common control with such person or entity and includes (a) any person who is an officer, director, or direct or indirect beneficial holder of at least 10% of the then outstanding capital stock of the Company (or other referenced person), and any of the Family Members of any such person, (b) any person of which the Company (or other referenced person) and/or its Affiliates (as defined in clause (a) above), directly or indirectly, either beneficially own(s) at least 10% of the then outstanding equity securities or constitute(s) at least a 10% equity participant, (c) in the case of a specified person who is an individual, Family Members of such person.

          "Business"  means  [           *           ].
           --------

          "Damages"  means all damages, losses, claims, demands, actions, causes
           -------
of action, suits, litigations, arbitrations, liabilities, costs, and expenses, including investigatory and court costs and the reasonable fees and expenses of counsel and experts.

          "Derivative  Securities"  means  (i)  all  shares  of  stock and other
           ----------------------
securities that are, directly or indirectly, convertible into or exchangeable for shares of the Company's common stock and (ii) all options, warrants, and other rights to acquire shares of the Company's common stock or securities convertible, directly or indirectly, into or exchangeable for shares of common stock.

          "Family  Members" means, as applied to any individual, his spouse, his
           ---------------
and his spouse's lineal ancestors and descendants and their respective spouses, his siblings, his nieces and nephews, any trust created for the benefit of any such person(s), and each custodian of property of any such person(s), and/or the estate of any such person(s).

          "Including"  (regardless  of  whether  capitalized)  means  including
           ---------
without  limitation.

          "Indebtedness"  means  (a)  all  indebtedness  for  borrowed  money,
           ------------
whether current or long-term, or secured or unsecured, (b) all indebtedness for the deferred purchase price of property or services represented by a note or security agreement, (c) all indebtedness created or arising under any conditional sale or other title retention agreement (even though the rights and remedies of the seller or lender under such agreement in the event of default may be limited to repossession or sale of such property), (d) all indebtedness secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of property subject to such mortgage or Lien, (e) all capital lease obligations, (f) any liability in respect of banker's acceptances or letters of credit, and (g) all indebtedness of any person that is directly or indirectly guaranteed by the Company or that it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

          "Liens"  means  any  and  all  liens,  claims,  mortgages,  security
           -----
     interests, charges, encumbrances, and restrictions on transfer of any kind.

          "Operating  Stockholders"  means  [          *          ]  and  [
          -----------------------
     *          ].

          "Person" (regardless of whether capitalized) means any natural person,
           ------
entity, or association, including any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture, or proprietorship.

          "Permitted  Liens"  means:
           ----------------

               (i) tax Liens with respect to taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

               (ii) deposits or pledges made in connection with, or to secure payment of, utilities or similar services, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

               (iii) purchase money security interests in any property acquired by the Company or any Subsidiary to the extent permitted by this Agreement;

               (iv)  interests  or  title  of  a  lessor  under  any  lease;

               (v) easements, rights-of-way, restrictions and other similar charges and encumbrances not interfering with the ordinary conduct of the business of the Company and its Subsidiaries or detracting from the value of the assets of the Company and its Subsidiaries, and

               (vi) Liens outstanding on the date hereof which secure Indebtedness and which are described in the schedules to this Agreement;

          "Stockholders' Representative"  means  [       *       ].
           ----------------------------

          "Tax"  or  "Taxes" means any federal, state, local, or foreign income,
           ---        -----
gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee, or other tax or levy, of any kind whatsoever, including any interest, penalties, or additions to tax in respect of the foregoing.

     9.  Miscellaneous  Provisions.
         -------------------------

          9.1.  Amendments;  Consents;  Waivers, Etc.  This Agreement may not be
                ------------------------------------
amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waive or modification is sought and making specific reference to this Agreement.

          9.2.  Written  Waiver;  Failure  to  Exercise  Rights.  No  course  of
                ------------------------------------------------
dealing between the Purchaser, the Company and/or any Stockholder will operate as a waiver of any of the Purchaser's or any Stockholder's rights under this Agreement. No waiver of any breach or default hereunder will be valid unless in a writing signed by the waiving party. No failure or other delay by any person in exercising any right, power, or privilege hereunder will be or operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

          9.3.  Notices.  All notices, requests, payments, instructions or other
                -------
documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that provides evidence of delivery and guarantees next business day delivery (effective the next business day), or (iv) sent by telecopier followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy in complete, readable form), addressed to the relevant party at such party's address listed on the signature pages hereto (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this Section 9.3). Any notice delivered to the Purchaser must also be sent (by the same method and at the same time) to Proskauer Rose LLP, 2255 Glades Road, Suite 340 West, Boca Raton, Florida 33431, attention: Donald E. Thompson, II, Esq. (facsimile no. 561-241-7145).

          9.4  Counterparts.  This  Agreement  may be executed by the parties in
               ------------
separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same agreement.

          9.5  Captions.  The  captions  of  sections  or  subsections  of  this
               --------
Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

          9.6  Binding  Effect and Benefits.  This Agreement will bind and inure
               ----------------------------
to the benefit of the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement that are for the Purchaser's benefit will inure to the benefit of all permitted transferees of Shares. Nothing in this Agreement is intended to or will confer any rights or remedies on any person other than the parties hereto, permitted transferees of Shares and their respective successors and permitted assigns.

          9.7  Construction.  The  language  used  in  this  Agreement  is  the
               ------------
language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

          9.8  Further  Assurances.  From  time  to  time  on and after the date
               -------------------
hereof, each Stockholder will promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the Purchaser may reasonably request in order more effectively to effect or confirm the transactions contemplated by this Agreement and to carry out the purposes hereof.

          9.9  Severability. No invalidity or unenforceability of any section of
               ------------
this Agreement or any portion thereof will affect the validity or enforceability of any other section or the remainder of such section.

          9.10  Equitable  Relief.  Each  of  the  parties acknowledges that any
                -----------------
breach by such party of his, her, or its obligations under this Agreement would cause substantial and irreparable damage to one or more of the other parties and that money damages would be an inadequate remedy therefor. Accordingly, each party agrees that the other parties or any of them will be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

          9.11  Entire Agreement. This Agreement, together with the exhibits and
                -----------------
schedules hereto contains the entire understanding and agreement among the parties, or between or among any of them, and supersedes any prior or contemporaneous understandings or agreements between or among any of them, with respect to the subject matter hereof.

          9.12.  Survival. Notwithstanding anything else contained herein to the
                 --------
contrary, Sections 3 through 9 shall survive the transfer of the Shares and the termination of this Agreement for any reason.

          9.13.  Governing  Law.  This  Agreement  will  be  governed  by  and
                 --------------
interpreted and construed in accordance with the internal laws of the State of Florida.

          9.14  Submission  to  Jurisdiction.   Each  of  the  parties  to  this
                ----------------------------
Agreement irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement shall be brought in the circuit court located in Palm Beach County, Florida or the court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court located in any such suit, action or proceeding;
(c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be affected on such party by mail, as provided in this Agreement or in such other manner as may be provided under applicable laws or court rules in said state.

          9.15.  Enforcement  Costs.  If any legal action or other proceeding is
                 ------------------
brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

          9.16.  Brokerage  Fee.  Notwithstanding  Section  4.5 hereof, upon the
                 --------------
written  request  of  the  Stockholders' Representative the Purchaser, in aid of
payment  of the  finder's fee which may become due to [           *           ],
agrees  to  issue  up to ten thousand (10,000) shares of its Common Stock, $.001
par  value, to [                 *                 ] (the "Finder Shares").  The
Finder Shares will be (i) unregistered and constitute restrictive securities with restrictive legends in the same manner as is provided for the globe.com Shares in Section 1.2 hereof and (ii) entitled to piggy back registration rights in the same manner as provided for the globe.com Shares. As a condition to
issuance  of  any  Finder  Shares,  [                 *                 ]  must
execute and deliver to the Purchaser such representations and warranties analogous to those of the Stockholders in Section 4.6 hereof as the Purchaser shall reasonable request.

               [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement as of the date first written above.


                                       THEGLOBE.COM,  INC.



                                        By
                                          ______________________________________
                                        Name:  Edward  A.  Cespedes
                                        Title:  President
                                        110  East  Broward  Blvd.
                                        Suite  1400
                                        Ft.  Lauderdale,  Florida  33301


                                        ________________________________________
                                        [     *     ]


                                        ________________________________________
                                        [     *     ]
                                        [address]


                                        ________________________________________
                                        [     *     ]
                                        [address]


                                        ________________________________________
                                        [     *     ]
                                        [address]

                                        [     *     ]


                                        ________________________________________
                                        By: [name]
                                        [address]